Exhibit 10.42

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS A TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [**] INDICATES THAT INFORMATION HAS BEEN REDACTED.

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 1

This Amendment Agreement made

Between:

HIS MAJESTY THE KING IN RIGHT OF CANADA

(“His Majesty”),

as represented by the Minister of Industry

(the “Minister”)

And:

Edesa Biotech Research, Inc., a corporation duly incorporated under the laws of Ontario, having its head office located at 100 Spy Court, Markham, Ontario, L3R 5H6.

(the “Recipient”).

And:

Edesa Biotech, Inc. a corporation duly incorporated under the laws of British Colombia, having its head office located at 550 Burrard Street, Suite 2900 Vancouver, BC, V26 0A3.

(the “Guarantor”)

Each a “Party” to this Amendment Agreement and collectively referred to as the “Parties”.

RECITALS

WHEREAS

A-         The Minister, the Recipient and the Guarantor entered into a contribution agreement executed on October 12, 2023 under the Strategic Innovation Fund (SIF). The contribution agreement is referred to as the “Contribution Agreement;

B-         The Minister, the Recipient and the Guarantor have agreed to amend, inter alia, the project completion date and the Statement of Work under the terms of the Contribution Agreement.

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.	All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.

This Amendment Agreement must be signed by the Recipient and the Guarantor and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

Amendment

3.	Subsection 2.1 Definitions – “Project Completion Date” shall be amended by deleting it in its entirety and replacing it with the following:

“Project Completion Date” means [**]”

4.	Subsection 3.2 – Duration of Agreement of the Contribution Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“3.2 Duration of Agreement. This Agreement will be effective as of the Execution Date and will expire, subject to Subsection 3.3, [**] unless terminated earlier in accordance with the terms of this Agreement.”

5.	Section 6 - Special Conditions shall be amended by inserting Subsection 6.7 – Additional Reporting Requirements which states the following:

“[**]”

6.	Schedule 1 – Statement of Work (SOW) of Contribution Agreement shall be amended by deleting it in its entirety and replacing it with the revised Schedule 1 attached hereto as Annex A.

7.	Schedule 5 - Repayments to the Minister (Conditional) of the Contribution agreement, shall be amended [**]:

“[**]”

General

8.

Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and perform such acts as may be reasonably required to carry out the terms of this Amendment Agreement.

9.	This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.

10.	Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.

11.	The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.

12.	No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HIS MAJESTY THE KING IN RIGHT OF CANADA

as represented by the Minister of Industry

Per:	/s/ Sean Letourneau	29 September 2025
Name: Title:	Sean Letourneau Director Strategic Innovation Fund	Date

Edesa Biotech Research, Inc.

Per:	/s/ Michael Brooks	30 September 2025
Name: Title:	Michael Brooks President	Date

I have authority to bind the Corporation.

Edesa Biotech, Inc.

Per:	/s/ Edesa Biotech, Inc.	30 September 2025
Name: Title:	Dr. Pardeep Nijhawan CEO	Date

I have authority to bind the Corporation.

Attachment: Annex A – Statement of Work

SCHEDULE 1 - STATEMENT OF WORK (SOW)

[**]